UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2025

ONAR Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Biscayne Blvd, 5th floor, Miami, FL 33132

(Address of principal executive offices)

Registrant’s telephone number, including area code (213) 437-3081

____________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ONAR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 10, 2025, the Board of Directors (“the “Board”) of ONAR Holding Corporation (the “Company”) appointed Howard Palefsky to the Board, effective immediately, and increased the Board size to 3 directors. Mr. Palefsky has served as President of Victoria Capital Management Inc., a family investment vehicle, through which he has served as an independent director, investor and adviser to private and public healthcare companies, since January 2016. From 2002 through 2015, Mr. Palefsky served as a managing director at Montreux Equity Partners, a private investment firm, where he focused on investing in revenue stage companies engaged in the healthcare industry. Prior to this role, from 1997 to 2002, Mr. Palefsky served as a CEO, private investor, independent board member and venture partner at Montreux Equity Partners. From 1978 to 1997, Mr. Palefsky served as the Chairman, President and Chief Executive Officer of Collagen Corporation, a pioneer in the aesthetic medicine field. Mr. Palefsky holds a Bachelor of Science degree in Mathematics from the City College of the City University of New York, and a Master of Business Administration from Stanford University.

There is no arrangement or understanding between Mr. Palefsky and any other persons pursuant to which Mr. Palefsky was elected to serve on the Board.

Mr. Palefsky will be entitled to receive $12,000 per year for service as a member of the Board, paid on a quarterly basis. In addition, Mr. Palefsky will be reimbursed by the Company for reasonable and documented out-of-pocket expenses and will be entitled to receive an initial grant of $20,000 in restricted stock units pursuant to the Company’s omnibus incentive plan.

Mr. Palefsky does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONAR Holding Corporation
(Registrant)

Date: June 13, 2025	By:	/s/ Claude Zdanow
	Name:	Claude Zdanow
	Title:	Chief Executive Officer

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